SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Multisector Income VIP
Upon the recommendation of DWS Multisector Income VIP’s (the “fund”) investment advisor, DWS Investment Management Americas, Inc. (the “Advisor”), the Board of Trustees of Deutsche DWS Variable Series II has authorized the termination and liquidation of the fund, which will be effective on or about February 27, 2020 (the “Liquidation Date”). Accordingly, the fund will involuntarily redeem the shares of any shareholder (i.e., a participating insurance company that offers the fund) outstanding on the Liquidation Date. The liquidation will be effected according to a Plan of Liquidation and Termination. The costs of the liquidation, including the mailing of notifications to shareholders, will be borne by the Advisor. As the Liquidation Date approaches, the fund’s assets will be converted to cash or cash equivalents and the fund will not be pursuing its investment objective. Shareholders whose shares are involuntarily redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date.
Existing participating insurance company investors that currently offer the fund as an investment option may continue to offer it to their contract owners until the Liquidation Date.
Please Retain This Supplement for Future Reference
November 22, 2019
PROSTKR-104